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                                EXHIBIT (10)(b)

                        CONSENT OF INDEPENDENT AUDITORS
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Accountants and Financial Statements" in Post-Effective Amendment No. 11 under the Securities Act of 1933 and Post-Effective Amendment No. 12 under the Investment Company Act of 1940 to the Registration Statement (Form N-4 No. 33-55152) and related Prospectus and Statement of Additional Information of Separate Account VA-2LNY of Transamerica Life Insurance Company of New York and to the use of our report dated March 31, 2000 with respect to the statutory-basis financial statements of Transamerica Life Insurance Company of New York and our report dated March 24, 2000 with respect to the financial statements of Separate Account VA-2LNY, both included in the Statement of Additional Information.

                                             /s/ Ernst & Young


Los Angeles, California
April 24, 2000